UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Infinera Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Infinera® INFINERA CORPORATION ATTN: DAVID TEICHMANN 6373 SAN IGNACIO AVENUE SAN JOSE, CA 95119 Your Vote Counts! INFINERA CORPORATION 2022 Annual Meeting Vote by May 18, 2022 11:59 PM ET D78571-P69972-Z82097 You invested in INFINERA CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2022. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 19, 2022 10:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/INFN2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect the three Class III Directors named in the Proxy Statement to serve until the 2025 Annual Meeting of Stockholders. Nominees: 1a. Christine Bucklin For 1b. Gregory P. Dougherty For 1c. Sharon Holt For 2. To approve the Infinera Corporation 2016 Equity Incentive Plan, as amended, which increases the number of shares authorized for issuance thereunder by 8,500,000 shares. For 3. To approve, on an advisory basis, the compensation of Infinera’s named executive officers, as described in the Proxy Statement. For 4. To ratify the appointment of Ernst & Young LLP as Infinera’s independent registered public accounting firm for the fiscal year ending December 31, 2022. For NOTE: To transact such other business as may properly come before the meeting or any postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D78572-P69972-Z82097